UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025

Moelis & Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36418	46-4500216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue 4th Floor
New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 883-3800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On July 1, 2025, the Board of Directors elected Thorold Barker as a director of the Company. Mr. Barker will begin his term on July 1, 2025. The Board has determined that Mr. Barker is “independent” as that term is defined under the NYSE listing rules for purposes of serving on the Board and committees and that he also satisfies the independence criteria set forth in Rule 10A-3 of the Securities Exchange Act, as amended. The Board of Directors has elected Mr. Barker to each of the Board’s committees.

As a non-employee director of the Company, Mr. Barker will be eligible to receive annual compensation of $200,000 (comprised of $100,000 in either cash or shares of Class A common stock or a combination of both at his option, and $100,000 in the form of Restricted Stock Units which vest upon grant and are settled following the second anniversary of grant (except for the initial grant which will be settled no later than 60 days from July 1, 2026). The Company also reimburses non-employee directors for expenses incurred in connection with attending Board and committee meetings. In addition, Mr. Barker and the Company have entered into an indemnification agreement substantially in the form attached as Exhibit 10.1 to the Registration Statement on Form S-1 (File No. 333- 200035) filed by the Company with the Securities and Exchange Commission on November 10, 2014.

Item 7.01	Regulation FD Disclosure

On July 1, 2025, the Company issued a press release announcing the election of Mr. Barker to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Press release of Moelis & Company dated July 1, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOELIS & COMPANY

Date: July 1, 2025	By:	/s/ Osamu Watanabe
	Name:	Osamu Watanabe
	Title:	General Counsel and Secretary